UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                   FORM 8-K

                                 CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of The
                      Securities Exchange Act of 1934



October 1, 2007
Date of Report (Date of earliest event reported):


Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17
(Exact name of issuing entity as specified in its charter)


Bear Stearns Commercial Mortgage Securities Inc.
(Exact name of depositor as specified in its charter)


Nationwide Life Insurance Company
Principal Commercial Funding II, LLC
Wells Fargo Bank, National Association
Prudential Mortgage Capital Funding, LLC
Bear Stearns Commercial Mortgage, Inc.
(Exact name of sponsors as specified in its charter)



New York                 333-130789-07                 Pending
(State or other          (Commission                   (IRS Employer
jurisdiction              File Number                  Identification No.
of incorporation          of the Issuing Entity)       of the Issuing Entity)
of the Issuing Entity)



c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                                    21045
(Address of principal executive offices of the Issuing Entity)   (Zip Code)

(410) 884-2000
(Issuing Entity's telephone number, including area code)


Not Applicable
Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Section 8 - Other Events

Item 8.01 - Other Events

Change in Control of Trustee.

Effective October 1, 2007, Bank of America Corporation, parent corporation of Bank of America, N.A. and Banc of America Securities LLC, has acquired ABN AMRO North America Holding Company, parent company of LaSalle Bank Corporation and LaSalle Bank National Association ("LaSalle"), from ABN AMRO Bank N.V.
LaSalle is the trustee and custodian for the certificates offered pursuant to the Prospectus Supplement dated September 12, 2007 with respect to the Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17.






 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17
(Issuing Entity)


By: Bear Stearns Commercial Mortgage Securities Inc. as Depositor
By: /s/ Joseph T. Jurkowski Jr.
By: Joseph T. Jurkowski Jr., Vice President

Date:  October 5, 2007